                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                July 29, 1997


                           FORT BEND HOLDING CORP.
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            (Exact name of Registrant as specified in its Charter)


DELAWARE                             0-21328                   76-0391720
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(State or other               (Commission File No.)        (IRS Employer
 jurisdiction of                                             Identification
 incorporation)                                                Number)


        3400 AVENUE H, ROSENBERG, TEXAS                     77471-3808
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    (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (281) 342-5571
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         (Former name or former address, if changed since last report)


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Item 5.     Other Events
            ------------

        On July 29, 1997, the Registrant issued the press release attached as
Exhibit 99 announcing first quarter Fiscal 1998 earnings release.

        The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this Report.


Item 7.     Press Release
            -------------

        (c) Exhibits

            The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.


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        EXHIBIT
        NUMBER                          DESCRIPTION
        -------                         -----------

          99                    Press release, dated July 29, 1997




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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                FORT BEND HOLDING CORP.


                                                By: /s/ Lane Ward
Date: August 1, 1997                               -------------------------
                                                   Lane Ward
                                                   Vice Chairman, President and
                                                    Chief Executive Officer


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